MERRILL LYNCH
COLORADO
MUNICIPAL
BOND FUND



FUND LOGO



Semi-Annual Report

January 31, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Colorado
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Colorado Municipal Bond Fund
January 31, 2000


TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended January 31, 2000, continued strong domestic growth, gradual improvement in foreign economies and investor concerns regarding future inflationary pressures pushed long-term fixed-income bond yields higher. The Federal Reserve Board continued to raise short-term interest rates in August and November 1999 as well as just after the period's close, seeking to moderate US economic growth and maintain the existing benign inflationary environment. US economic growth, in part intensified by Year 2000 preparations, grew 5.8% during the last fiscal quarter of 1999 and had an annual rate of 4.1% for 1999. A number of inflationary indicators have also begun to signal some increase in price pressures.

However, most investors believe that the Federal Reserve Board will be extremely vigilant in preventing such pressures from any material escalation. US Treasury bond yields responded by rising approximately 60 basis points (0.60%) by mid-January 2000. A strong rally, largely based upon an expected significant reduction in the future supply of US Treasury 30-year maturity bonds, pushed yields lower to 6.50% at January 31, 2000. Over the last six months, yields on 30-year US Treasury bonds rose approximately 40 basis points.

The tax-exempt bond market was also under pressure throughout the entire period. Despite receiving more than $30 billion in coupon payments, bond maturities and proceeds from early redemptions in December and January, overall investor demand has diminished. It is likely that the returns generated by the US equity market have continued to attract investor attention and have left little demand for competing investment alternatives. At January 31, 2000, the long-term tax-exempt revenue bond yield, as measured by the Bond Buyer Revenue Index, was 6.34%, an increase of nearly 70 basis points over the last six months.

Issuance by municipalities has significantly declined in recent months. Over the last six months, less than $100 billion in long-term tax-exempt bonds were issued, representing a decline of over 20% compared to the same period a year ago. During the last three months, less than $45 billion in long-term bonds were issued by various municipalities. This most recent quarterly issuance is 30% below the level of the January 31, 1999 quarter. Additionally, during January 2000, less than $8 billion in municipal debt was underwritten, down more than 50% from January 1999 levels. This represents the lowest monthly issuance in over five years. Toward the end of 1999, consensus estimates for 2000 annual issuance were in the $210 billion--$215 billion range. January's underwritings, as well as those expected to be issued in the near future, have led some analysts to revise their forecasts to the $190 billion range.

We believe an overall reduction in bond supply in the coming year should help support the municipal bond market's overall technical position. While tax-exempt bond yields, which are at their highest level in over three years, have attracted significant retail investor interest, institutional demand declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities rose faster than those of larger, more diverse mutual funds. During the six months ended January 31, 2000, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in an attempt to attract adequate demand. We believe a reduced bond supply going forward is likely to promote a more closely balanced supply/demand structure and foster a more stable tax-exempt interest rate environment.

Looking ahead, it appears to us that long-term tax-exempt bond yields will remain under pressure, trading in a broad range centered around current levels. Investors are also likely to remain concerned regarding future action by the Federal Reserve Board in early 2000. Any improvement in bond prices may be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point


Merrill Lynch Colorado Municipal Bond Fund
January 31, 2000


rise in US Treasury bond yields seen thus far could negatively affect US economic growth. The US housing market is likely to be among the first sectors to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates may reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
During the six months ended January 31, 2000, we initially retained a defensive position toward the municipal bond market, then gradually moved to a neutral stance. We accomplished this shift by swapping bonds with shorter maturties and/or higher coupons for bonds with longer maturities and/or lower coupons. Our strategy has been to seek to enhance income and to take advantage of the highest absolute municipal yields. During the period, we also sought to capitalize on market discrepancies, caused in part by Year 2000 concerns, as we purchased bonds we believed to be undervalued combined with selling bonds we believed to be overvalued.

Colorado bond issuance was comparatively heavy during the six-month period ended January 31, 2000. Colorado bond prices traded more like those at the national level because of the heavy issuance. However, the strong issuance did present us with opportunities to change the Fund's structure, which we believe will benefit the Fund.

Looking ahead, we intend to remain fully invested in the municipal market in an effort to enhance shareholder income. We do not expect to significantly alter our present stance toward the market given the current economic backdrop. We will continue to take advantage of any opportunities in the municipal marketplace that we believe is appropriate.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Colorado
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Michael Kalinoski)
Michael Kalinoski
Vice President and Portfolio Manager



March 6, 2000


We are pleased to announce that Michael A. Kalinoski is responsible for the day-to-day management of Merrill Lynch Colorado Municipal Bond Fund. Mr. Kalinoski has been employed by Merrill Lynch Asset Management, L.P. since 1999 as Vice President and Portfolio Manager. Mr. Kalinoski was previously employed from 1993 to 1999 as a municipal trader with Strong Capital Management.


Merrill Lynch Colorado Municipal Bond Fund
January 31, 2000



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


Recent Performance Results*
                                                     6 Month           12 Month    Since Inception     Standardized
As of January 31, 2000                             Total Return      Total Return    Total Return      30-Day Yield
ML Colorado Municipal Bond Fund Class A Shares         -3.47%          -6.69%           +24.11%            4.44%
ML Colorado Municipal Bond Fund Class B Shares         -3.72           -7.16            +20.27             4.12
ML Colorado Municipal Bond Fund Class C Shares         -3.76           -7.15            +26.81             4.02
ML Colorado Municipal Bond Fund Class D Shares         -3.52           -6.78            +30.32             4.35


*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception total return periods are from 11/26/93 for Class A &
 Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Colorado Municipal Bond Fund
January 31, 2000


PERFORMANCE DATA (concluded)


Average Annual Total Return
                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/99                        -4.96%         -8.76%
Five Years Ended 12/31/99                  +5.98          +5.12
Inception (11/26/93)
through 12/31/99                           +3.73          +3.03

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/99                        -5.44%         -9.07%
Five Years Ended 12/31/99                  +5.44          +5.44
Inception (11/26/93)
through 12/31/99                           +3.20          +3.20

 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/99                        -5.43%         -6.34%
Five Years Ended 12/31/99                  +5.36          +5.36
Inception (10/21/94)
through 12/31/99                           +4.83          +4.83

 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/99                        -5.05%         -8.85%
Five Years Ended 12/31/99                  +5.87          +5.01
Inception (10/21/94)
through 12/31/99                           +5.38          +4.55

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Merrill Lynch Colorado Municipal Bond Fund
January 31, 2000


SCHEDULE OF INVESTMENTS                                                                              (in Thousands)
S&P        Moody's    Face
Ratings    Ratings    Amount                          Issue                                                    Value

Colorado--99.1%
AAA         Aaa      $1,000   Arapahoe County, Colorado, Capital Improvement Trust Fund, Highway Revenue
                              Bonds (E-470 Vehicle Registration), 6.15% due 8/31/2026 (e)                        $   996

                              Arvada, Colorado, Sales and Use Tax Revenue Refunding and Improvement Bonds (b):
AAA         NR*         575     6.25% due 12/01/2002 (f)                                                             598
AAA         Aaa         600     6.25% due 12/01/2017                                                                 611

AAA         Aaa         500   Bayfield, Colorado, Joint School District No. 10 Revenue Bonds, GO, 6.65%
                              due 6/01/2005 (e)(f)                                                                   539

AAA         NR*         555   Boulder County, Colorado, M/F Mortgage Revenue Bonds (Sinton Apartments Project),
                              AMT, 6.625% due 7/01/2034 (c)                                                          561

AAA         Aaa         500   Clear Creek, Colorado, School District No. 1, 6.25% due 12/01/2014 (d)                 522

                              Colorado HFA, Revenue Bonds (S/F Program), AMT:
NR*         Aa2         620     Senior Series A2, 7.50% due 4/01/2031                                                673
NR*         Aa2       1,000     Senior Series B2, 6.80% due 4/01/2030                                              1,036

                              Colorado HFA, Revenue Refunding Bonds (S/F Program):
NR*         Aa2       1,000     Senior Series A3, 6.50% due 11/01/2029                                             1,029
NR*         Aa2         930     Senior Series B3, 6.80% due 11/01/2028                                               978

NR*         Aaa       1,000   Colorado Health Facilities Authority, Hospital Revenue Refunding Bonds
                              (Poudre Valley Health Care), Series A, 5.625% due 12/01/2019 (d)                       924

AA          Aa2       1,000   Colorado Springs, Colorado, Utilities Revenue Bonds, Sub-Lien Improvement,
                              Series A, 5.75% due 11/15/2028                                                         945

AA          Aa2         500   Colorado Springs, Colorado, Utilities Revenue Refunding Bonds, Series A,
                              6.50% due 11/15/2015                                                                   523

AAA         Aaa       1,000   Colorado Water Resource Power Development Authority, Clean Water Revenue Bonds,
                              Series A, 6.30% due 9/01/2014                                                        1,036

BBB+        Baa1        500   Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series D,
                              7.75% due 11/15/2013                                                                   568

                              Denver, Colorado, City and County Airport Revenue Refunding Bonds (e):
NR*         Aaa       1,500     RITR, Series 13, 6.87% due 11/15/2023 (g)                                          1,114
AAA         Aaa       1,500     Series E, 5.25% due 11/15/2023                                                     1,305

AA-         Aa3       2,000   Denver, Colorado, City and County School District No. 1, GO, Refunding,
                              Series A, 6.50% due 12/01/2010                                                       2,182



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Colorado Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


Merrill Lynch Colorado Municipal Bond Fund
January 31, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                 (in Thousands)
S&P        Moody's    Face
Ratings    Ratings    Amount                          Issue                                                    Value

Colorado (concluded)
BB+         Baa3     $  500   Denver, Colorado, City and County Special Facilities, Airport Revenue Bonds
                              (United Air Lines Project), AMT, Series A, 6.875% due 10/01/2032                   $   484

AA-         Aa3       1,000   El Paso County, Colorado, School District No. 11, GO (Colorado Springs), 6.50%
                              due 12/01/2010                                                                       1,079

NR*         Aa1       1,000   El Paso County, Colorado, School District No. 12, GO (Cheyenne Mountain), 6.65%
                              due 9/15/2005 (f)                                                                    1,081

NR*         NR*         850   Highlands Ranch, Colorado, Metropolitan District No. 4, GO, Refunding, Series A,
                              6.30% due 12/01/2017                                                                   831

AA          NR*       1,500   Interlocken, Colorado, GO, Refunding (Metropolitan District), Series A, 5.75%
                              due 12/15/2019                                                                       1,410

AAA         Aaa         240   La Plata County, Colorado, School District No. 9 (R Durango), GO, 6.60%
                              due 11/01/2017 (b)                                                                     248

AAA         VMIG1++     200   Moffat County, Colorado, PCR, Refunding (Pacificorp Projects), VRDN, 3.60%
                              due 5/01/2013 (a)(h)                                                                   200

NR*         A2          750   Pitkin County, Colorado, GO, Refunding and Improvement Bonds, 6.875% due
                              12/01/2024                                                                             807

A1+         NR*         400   Pitkin County, Colorado, IDR, Refunding (Aspen Skiing Company Project), VRDN, AMT,
                              Series B, 3.80% due 4/01/2014 (h)                                                      400

AAA         Aaa         500   Westminster, Colorado, COP, 5.625% due 9/01/2019 (e)                                   470

Puerto Rico--1.7%

A1+         VMIG1++     400   Puerto Rico Commonwealth Highway and Transportation Authority, Transportation
                              Revenue Refunding Bonds, VRDN, Series A, 2.85% due 7/01/2028 (a)(h)                    400

Total Investments (Cost--$24,036)--100.8%                                                                         23,550

Liabilities in Excess of Other Assets--(0.8%)                                                                       (191)
                                                                                                                 -------
Net Assets--100.0%                                                                                               $23,359
                                                                                                                 =======


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FSA Insured.
(e)MBIA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2000.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

   See Notes to Financial Statements.



Merrill Lynch Colorado Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2000
Assets:             Investments, at value (identified cost--$24,035,807)                                   $  23,549,620
                    Cash                                                                                          43,163
                    Receivables:
                      Interest                                                            $     362,143
                      Beneficial interest sold                                                      309          362,452
                                                                                          -------------
                    Prepaid registration fees and other assets                                                    25,798
                                                                                                           -------------
                    Total assets                                                                              23,981,033
                                                                                                           -------------
Liabilities:        Payables:
                      Securities purchased                                                      522,687
                      Dividends to shareholders                                                  20,585
                      Distributor                                                                 5,264
                      Investment adviser                                                          4,700
                      Beneficial interest redeemed                                                  336          553,572
                                                                                          -------------
                    Accrued expenses and other liabilities                                                        68,721
                                                                                                           -------------
                    Total liabilities                                                                            622,293
                                                                                                           -------------

Net Assets:         Net assets                                                                             $  23,358,740
                                                                                                           =============
Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                  $      84,903
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        127,214
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          7,423
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         36,480
                    Paid-in capital in excess of par                                                          24,937,206
                    Accumulated realized capital losses on investments--net                                   (1,348,299)
                    Unrealized depreciation on investments--net                                                 (486,187)
                                                                                                           -------------
                    Net assets                                                                             $  23,358,740
                                                                                                           =============

Net Asset Value:    Class A--Based on net assets of $7,746,944 and 849,026 shares of
                    beneficial interest outstanding                                                        $        9.12
                                                                                                           =============
                    Class B--Based on net assets of $11,607,623 and 1,272,140 shares of
                    beneficial interest outstanding                                                        $        9.12
                                                                                                           =============
                    Class C--Based on net assets of $677,505 and 74,230 shares of
                    beneficial interest outstanding                                                        $        9.13
                                                                                                           =============
                    Class D--Based on net assets of $3,326,668 and 364,800 shares of
                    beneficial interest outstanding                                                        $        9.12
                                                                                                           =============

                    See Notes to Financial Statements.


Merrill Lynch Colorado Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 2000
Investment Income:  Interest and amortization of premium and discount earned                               $     732,516

Expenses:           Investment advisory fees                                              $      70,394
                    Accounting services                                                          37,534
                    Professional fees                                                            36,500
                    Account maintenance and distribution fees--Class B                           32,506
                    Printing and shareholder reports                                             21,988
                    Registration fees                                                             3,873
                    Transfer agent fees--Class B                                                  2,761
                    Pricing fees                                                                  2,199
                    Account maintenance and distribution fees--Class C                            2,164
                    Custodian fees                                                                2,046
                    Account maintenance fees--Class D                                             1,789
                    Transfer agent fees--Class A                                                  1,391
                    Trustees' fees and expenses                                                     904
                    Transfer agent fees--Class D                                                    600
                    Transfer agent fees--Class C                                                    159
                    Other                                                                           913
                                                                                          -------------
                    Total expenses before reimbursement                                         217,721
                    Reimbursement of expenses                                                   (38,397)
                                                                                          -------------
                    Total expenses after reimbursement                                                           179,324
                                                                                                           -------------
                    Investment income--net                                                                       553,192
                                                                                                           -------------

Realized &          Realized loss on investments--net                                                           (555,200)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                          (946,872)
Loss on                                                                                                    -------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                   $    (948,880)
                                                                                                           =============

                    See Notes to Financial Statements.




Merrill Lynch Colorado Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                           January 31,         July 31,
Increase (Decrease) in Net Assets:                                                             2000              1999
Operations:         Investment income--net                                                 $    553,192     $  1,155,910
                    Realized gain (loss) on investments--net                                   (555,200)          30,236
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                           (946,872)        (853,621)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations            (948,880)         332,525
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                                  (191,407)        (415,669)
                      Class B                                                                  (266,626)        (603,837)
                      Class C                                                                   (14,396)         (31,559)
                      Class D                                                                   (80,763)        (104,845)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                               (553,192)      (1,155,910)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from beneficial
Interest            interest transactions                                                    (2,650,160)         620,215
Transactions:                                                                              ------------     ------------

Net Assets:         Total decrease in net assets                                             (4,152,232)        (203,170)
                    Beginning of period                                                      27,510,972       27,714,142
                                                                                           ------------     ------------
                    End of period                                                          $ 23,358,740     $ 27,510,972
                                                                                           ============     ============

                    See Notes to Financial Statements.




Merrill Lynch Colorado Municipal Bond Fund
January 31, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                             Class A

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000      1999      1998      1997       1996
Per Share           Net asset value, beginning of period              $   9.67   $   9.96  $   9.89  $   9.45   $   9.41
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .22        .44       .47       .47        .50
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.55)      (.29)      .07       .44        .04
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.33)       .15       .54       .91        .54
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.22)      (.44)     (.47)     (.47)      (.50)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.12   $   9.67  $   9.96  $   9.89   $   9.45
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (3.47%)++   1.45%     5.56%     9.93%      5.83%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.11%*      .98%      .72%      .62%       .47%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.41%*     1.31%     1.07%     1.05%      1.12%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.60%*     4.41%     4.69%     4.94%      5.24%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)           $ 7,747   $  8,946  $  9,336   $ 8,481    $ 8,777
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  65.60%     79.49%   131.91%   108.22%     49.13%
                                                                      ========   ========  ========  ========   ========

                                                                                             Class B

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000      1999      1998      1997       1996
Per Share           Net asset value, beginning of period              $   9.67   $   9.96  $   9.89  $   9.45   $   9.41
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .19        .39       .42       .42        .45
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.55)      (.29)      .07       .44        .04
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.36)       .10       .49       .86        .49
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.19)      (.39)     (.42)     (.42)      (.45)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.12   $   9.67  $   9.96  $   9.89   $   9.45
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (3.72%)++    .94%     5.03%     9.38%      5.29%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.62%*     1.49%     1.23%     1.13%       .98%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.92%*     1.81%     1.58%     1.56%      1.62%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.09%*     3.90%     4.19%     4.43%      4.73%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 11,608   $ 14,059  $ 15,588  $ 18,987   $ 18,407
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  65.60%     79.49%   131.91%   108.22%     49.13%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                             Class C

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000      1999      1998      1997       1996
Per Share           Net asset value, beginning of period              $   9.68   $   9.97  $   9.89  $   9.46   $   9.41
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .19        .38       .41       .41        .44
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.55)      (.29)      .08       .43        .05
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.36)       .09       .49       .84        .49
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.19)      (.38)     (.41)     (.41)      (.44)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.13   $   9.68  $   9.97  $   9.89   $   9.46
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (3.76%)++    .84%     5.03%     9.15%      5.29%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.72%*     1.60%     1.33%     1.23%      1.09%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             2.02%*     1.92%     1.68%     1.66%      1.72%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               3.98%*     3.79%     4.08%     4.33%      4.62%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $    677   $    826  $    674  $    578   $    449
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  65.60%     79.49%   131.91%   108.22%     49.13%
                                                                      ========   ========  ========  ========   ========

                                                                                             Class D

                                                                       For the
                                                                         Six
The following per share data and ratios have been derived               Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2000      1999      1998      1997       1996
Per Share           Net asset value, beginning of period              $   9.67   $   9.96  $   9.88  $   9.45   $   9.40
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .21        .43       .46       .46        .49
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.55)      (.29)      .08       .43        .05
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.34)       .14       .54       .89        .54
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.21)      (.43)     (.46)     (.46)      (.49)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.12   $   9.67  $   9.96  $   9.88   $   9.45
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (3.52%)++   1.35%     5.56%     9.71%      5.84%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       1.21%*     1.10%      .82%      .72%       .58%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                             1.51%*     1.42%     1.17%     1.15%      1.21%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.50%*     4.29%     4.59%     4.84%      5.13%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  3,327   $  3,680  $  2,116  $  2,647   $  2,173
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  65.60%     79.49%   131.91%   108.22%     49.13%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Colorado Municipal Bond Fund
January 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Colorado Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class
D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


Merrill Lynch Colorado Municipal Bond Fund
January 31, 2000


(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

For the six months ended January 31, 2000, FAM earned fees of $70,394, of which $38,397 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account
                                   Maintenance  Distribution
                                       Fee           Fee

Class B                               .25%          .25%
Class C                               .25%          .35%
Class D                               .10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2000, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                MLFD        MLPF&S

Class A                         $114        $  633
Class D                         $180        $2,500

For the six months ended January 31, 2000, MLPF&S received contingent deferred sales charges of $9,154 and $241 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


Merrill Lynch Colorado Municipal Bond Fund
January 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2000 were $16,141,557 and $15,540,608, respectively.

Net realized losses for the six months ended January 31, 2000, and unrealized losses as of January 31, 2000 were as follows:


                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments              $ (527,935)    $ (486,187)
Financial futures contracts          (27,265)             --
                                   ----------     ----------
Total                              $ (555,200)    $ (486,187)
                                   ==========     ==========

As of January 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $486,187, of which $384,801 was related to appreciated securities and $870,988 was related to depreciated securities. The aggregate cost of investments at January 31, 2000 for Federal income tax purposes was $24,035,807.


4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(2,650,160) and $620,215 for the six months ended January 31, 2000 and for the year ended July 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            18,701    $   174,766
Shares issued to shareholders
in reinvestment of dividends            3,669         34,217
                                  -----------    -----------
Total issued                           22,370        208,983
Shares redeemed                       (98,158)      (921,056)
                                  -----------    -----------
Net decrease                          (75,788)   $  (712,073)
                                  ===========    ===========

Class A Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            94,007    $   954,456
Shares issued to shareholders
in reinvestment of dividends            8,622         86,652
                                  -----------    -----------
Total issued                          102,629      1,041,108
Shares redeemed                      (114,708)    (1,154,651)
                                  -----------    -----------
Net decrease                          (12,079)   $  (113,543)
                                  ===========    ===========

Class B Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            30,904    $   292,234
Shares issued to shareholders
in reinvestment of dividends           13,757        128,301
                                  -----------    -----------
Total issued                           44,661        420,535
Automatic conversion of shares           (697)        (6,514)
Shares redeemed                      (225,320)    (2,104,065)
                                  -----------    -----------
Net decrease                         (181,356)   $(1,690,044)
                                  ===========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           207,946    $ 2,088,502
Shares issued to shareholders
in reinvestment of dividends           29,410        295,503
                                  -----------    -----------
Total issued                          237,356      2,384,005
Automatic conversion of shares         (2,233)       (22,164)
Shares redeemed                      (345,950)    (3,462,280)
                                  -----------    -----------
Net decrease                         (110,827)   $(1,100,439)
                                  ===========    ===========

Class C Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                             9,348    $    86,815
Shares issued to shareholders
in reinvestment of dividends            1,191         11,109
                                  -----------    -----------
Total issued                           10,539         97,924
Shares redeemed                       (21,713)      (202,929)
                                  -----------    -----------
Net decrease                          (11,174)   $  (105,005)
                                  ===========    ===========


Merrill Lynch Colorado Municipal Bond Fund
January 31, 2000


Class C Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                            68,437     $  688,318
Shares issued to shareholders
in reinvestment of dividends            2,499         25,089
                                  -----------    -----------
Total issued                           70,936        713,407
Shares redeemed                       (53,111)      (533,397)
                                  -----------    -----------
Net increase                           17,825    $   180,010
                                  ===========    ===========

Class D Shares for the Six Months                   Dollar
Ended January 31, 2000                Shares        Amount

Shares sold                            50,228     $  470,727
Automatic conversion of shares            698          6,514
Shares issued to shareholders
in reinvestment of dividends            5,086         47,357
                                  -----------    -----------
Total issued                           56,012        524,598
Shares redeemed                       (71,898)      (667,636)
                                  -----------    -----------
Net decrease                          (15,886)   $  (143,038)
                                  ===========    ===========

Class D Shares for the Year                         Dollar
Ended July 31, 1999                   Shares        Amount

Shares sold                           226,589    $ 2,237,707
Automatic conversion of shares          2,233         22,164
Shares issued to shareholders
in reinvestment of dividends            3,748         37,526
                                  -----------    -----------
Total issued                          232,570      2,297,397
Shares redeemed                       (64,362)      (643,210)
                                  -----------    -----------
Net increase                          168,208    $ 1,654,187
                                  ===========    ===========


5. Capital Loss Carryforward:
At July 31, 1999, the Fund had a net capital loss carryforward of approximately $298,000, of which $172,000 expires in 2003 and $126,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.


Merrill Lynch Colorado Municipal Bond Fund
January 31, 2000

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Robert R. Martin, Trustee of Merrill Lynch Colorado Municipal Bond Fund has recently retired. The Fund's Board of Trustees wishes Mr. Martin well in his retirement.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863